                                                                              Exhibit 21.1
------------------------------------------------------------------------------------------
    STATE
      OF                                 COMPANY NAME
INCORPORATION                             (Domestic)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                          TRUE NORTH COMMUNICATIONS INC.
                            List of Domestic Companies
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   Delaware          Foote, Cone & Belding Worldwide L.L.C.
------------------------------------------------------------------------------------------
   Delaware              Foote, Cone & Belding Advertising, Inc.
------------------------------------------------------------------------------------------
   Delaware              Foote, Cone & Belding, Inc.
------------------------------------------------------------------------------------------
   Delaware              Health Science Media, Inc.
------------------------------------------------------------------------------------------
   Delaware              FCB International, Inc.
------------------------------------------------------------------------------------------
   Delaware                  International Marketing and Advertising Services, Corp.
------------------------------------------------------------------------------------------
   Delaware                  FCB/Siboney, Inc.
------------------------------------------------------------------------------------------
   Delaware              True North International Inc.
------------------------------------------------------------------------------------------
   Delaware              FCB Japan, Inc.
------------------------------------------------------------------------------------------
   Pennsylvania      Tierney & Partners, Inc.
------------------------------------------------------------------------------------------
   Oregon            Bozell Worldwide/Seattle, Inc.
------------------------------------------------------------------------------------------
   Delaware          Market Growth Resources, Inc.
------------------------------------------------------------------------------------------
   Delaware          R/GA Media Group, Inc.
------------------------------------------------------------------------------------------
   New York              R/GA Mixed Media Inc.
------------------------------------------------------------------------------------------
   Delaware          TN Technologies, Inc.
------------------------------------------------------------------------------------------
   Delaware              Modem Media . Poppe Tyson, Inc.
------------------------------------------------------------------------------------------
   Connecticut               Modem Media, Inc.
------------------------------------------------------------------------------------------
   Connecticut                   Modem Media Advertising Limited Partnership
------------------------------------------------------------------------------------------
   Delaware          Promotion Services Group Inc.
------------------------------------------------------------------------------------------
   California            Wells Marketing Inc.
------------------------------------------------------------------------------------------
   Illinois          The Financial Relations Board/BSMG Worldwide, Inc.
------------------------------------------------------------------------------------------
   Washington        Christiansen, Fritsch, Giersdorf, Grant & Sperry, Inc.
------------------------------------------------------------------------------------------
   Delaware          KSL Acquisition Corp.
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COUNTRY                           COMPANY NAME

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            FCB International, Inc.
                           List of Foreign Companies
--------------------------------------------------------------------------------
Argentina          Pragma/FCB
--------------------------------------------------------------------------------
Argentina             XYZ Produciones
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Australia          Foote, Cone & Belding Australia Pty Ltd.
--------------------------------------------------------------------------------
Australia           Shorter/FCB Pty Ltd.
--------------------------------------------------------------------------------
Australia           FCB Melbourne Pty. Limited
--------------------------------------------------------------------------------
Australia          FCB Adelaide Pty Ltd.
--------------------------------------------------------------------------------
Australia           Forbes Macfie Hansen Pty. Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Australia          FCB Sydney Pty. Limited
--------------------------------------------------------------------------------
Australia          FCB Superannuation Pty Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bermuda            Aardvark Communications Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Brazil            FCB do Brazil Publicidade Ltda.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Canada            FCB/Canada, Ltd.
--------------------------------------------------------------------------------
 Canada            Mondialis Communication Marketing
--------------------------------------------------------------------------------
 Canada            Programmes Inc.
--------------------------------------------------------------------------------
 Canada            Generations Research, Inc.
--------------------------------------------------------------------------------
 Canada            702284 Ontario Ltd. (Holding Company)
--------------------------------------------------------------------------------
 Canada             Interface Direct Inc.
--------------------------------------------------------------------------------
 Canada            Dome Advertising
--------------------------------------------------------------------------------
 Canada            Valtona Marketing Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hong Kong          Foote, Cone & Belding, Ltd.
--------------------------------------------------------------------------------
Hong Kong          Park Advertising Ltd.
--------------------------------------------------------------------------------
Hong Kong          MNC/FCB (HK) Limited
--------------------------------------------------------------------------------
Hong Kong          Megacom Holdings Limited
--------------------------------------------------------------------------------
  China               FCB/Megacom
--------------------------------------------------------------------------------
Hong Kong          True North Communications (HK) Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mauritius          Adcom
--------------------------------------------------------------------------------
  India            FCB/ULKA Advertising Ltd.
--------------------------------------------------------------------------------
  India            Interface Communications Limited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Japan            FCB (Japan) K.K.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     COUNTRY                        COMPANY NAME

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Malaysia          FCB Malaysia
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 New Zealand         Foote, Cone & Belding Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Philippines        Barona Property Holdings Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Puerto Rico        Foote, Cone & Belding, Inc.
--------------------------------------------------------------------------------
 Puerto Rico        Park Advertising, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Singapore           FCB (Pte.) Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
South Africa        FCB Holdings (South Africa) Pty, Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Hong Kong          Foote, Cone & Belding (Taiwan) Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Thailand           MNC/FCB Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FCB/SIBONEY, INC. (DELAWARE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  COUNTRY                         COMPANY NAME

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Brazil         Giovanni, FCB S/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             INTERNATIONAL MARKETING AND ADVERTISING SERVICES, CORP.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Chile          Israel & De Bianchi/Foote, Cone & Belding S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Colombia        FCB Colombia S.A. (old: PUMA)
--------------------------------------------------------------------------------
   Colombia        Artefilme Ltda.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Costa Rica       FCB de Costa Rica, S.A.
--------------------------------------------------------------------------------
  Costa Rica       Arte y Cinema S.A.
--------------------------------------------------------------------------------
  Costa Rica       Atitlan
--------------------------------------------------------------------------------
Domin. Republic    FCB/Impact
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Ecuador         Foote, Cone & Belding-Ecuador
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  El Salvador      FCB El Salvador Publicidad, S.A. de C.V.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Guatemala        Publicidade Siboney S.A.
--------------------------------------------------------------------------------
  Guatemala        Arte Filme S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Honduras        Publicidade Siboney S.A.
--------------------------------------------------------------------------------
   Honduras        FCB/Honduras
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Mexico         FCB Arellano S.A. de C.V.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Panama         Publicidade Siboney Panama S.A.
-------------------------------------------------------------------------------
     Peru          Mayo/FCB Publicidade S.A.
--------------------------------------------------------------------------------
     Peru          Park Advertising & Direct Marketing S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Venezuela        Foote, Cone & Belding publicidad, C.A.
--------------------------------------------------------------------------------
Neth Antilles         BU/FCB Netherland Antilles NP
--------------------------------------------------------------------------------
  Venezuela           Publicis Publicidad, C.A.
--------------------------------------------------------------------------------
  Venezuela           FCB Publicidad, C.A.
--------------------------------------------------------------------------------
  Venezuela           Optimedia Publicidad, C.A.
--------------------------------------------------------------------------------
  Venezuela                 TN Medios, C.A.
--------------------------------------------------------------------------------
  Venezuela        Arte Filme Asociados, C.A.
--------------------------------------------------------------------------------
  Venezuela        AJL Park
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

     COUNTRY                                COMPANY NAME

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                         FCB EUROPE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Netherlands         True North Holding Netherlands B.V.
-----------------------------------------------------------------------------------------------
      Belgium             Publicis Direct FCB
-----------------------------------------------------------------------------------------------
      France              Foote, Cone & Belding S.A.
-----------------------------------------------------------------------------------------------
      France                Empir Media S.A.
-----------------------------------------------------------------------------------------------
      France                Empir S.A.
-----------------------------------------------------------------------------------------------
      France                AXE Publicite
-----------------------------------------------------------------------------------------------
     Portugal             FCB do Portugal Publicidade, COA, Lisboa
-----------------------------------------------------------------------------------------------
 United Kingdom           FCB Advertising Limited
-----------------------------------------------------------------------------------------------
 United Kingdom         FCB Group Holdings Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom         FCB International Ltd.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                          WILKENS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Germany            Erste "Borderless AD" Verwaltungs GmbH
-----------------------------------------------------------------------------------------------
     Germany              Media Satel Gesellschaft fur Media Planung und Einkauf mb
-----------------------------------------------------------------------------------------------
     Germany              Zweite "Borderless AD" GmbH
-----------------------------------------------------------------------------------------------
     Germany                ComInterest Holding GmbH
-----------------------------------------------------------------------------------------------
   Netherlands                Wilkens Group BV
-----------------------------------------------------------------------------------------------
      Spain                     FCB Tapsa SA
-----------------------------------------------------------------------------------------------
   Netherlands                  FCB B.V.
-----------------------------------------------------------------------------------------------
 Czech Republic                 Foote, Cone & Belding s.r.o.
-----------------------------------------------------------------------------------------------
     Poland                     FCB Warsaw
-----------------------------------------------------------------------------------------------
     Italy                      Foote, Cone & Belding Srl
-----------------------------------------------------------------------------------------------
   Netherlands                  Wilkens Group Netherlands BV
-----------------------------------------------------------------------------------------------
      Spain                       FCB Direct & Global S.A.
-----------------------------------------------------------------------------------------------
      Spain                       CICM
-----------------------------------------------------------------------------------------------
      Spain                       FCB/Tapsa
-----------------------------------------------------------------------------------------------
 United Kingdom                 FCB Europe Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom                   FCB Management Services Ltd.
-----------------------------------------------------------------------------------------------
     Germany                  Wilkens GmbH
-----------------------------------------------------------------------------------------------
     Germany                    Wilkens/Direct Agentur fur Directmarketing GmbH
-----------------------------------------------------------------------------------------------
     Hungary                    FCB Budapest
-----------------------------------------------------------------------------------------------
     Germany                    FCB Werbeagentur GmbH (formerly known as Wilken)
-----------------------------------------------------------------------------------------------
     Germany                    ICW Wilkens Werbeagentur GmbH
-----------------------------------------------------------------------------------------------
     Germany                    APR Wilkens Agentur fur Public Relations GmbH
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

     COUNTRY                                COMPANY NAME

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
    Germany             Wilkens Hamburg Werbeagentur GmbH
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------
     STATE
      OF                      COMPANY NAME
 INCORPORATION
--------------------------------------------------------------------

--------------------------------------------------------------------
              BOZELL, JACOBS, KENYON & ECKHARDT, INC.
                    List of Domestic Companies
--------------------------------------------------------------------

--------------------------------------------------------------------
Delaware        Bozell, Jacobs, Kenyon & Eckhardt, Inc.
--------------------------------------------------------------------
New York            BSMG Worldwide, Inc.
--------------------------------------------------------------------
Delaware            BJK&E Holdings, Inc.
--------------------------------------------------------------------
Florida             Bozell, Inc.
--------------------------------------------------------------------
Delaware        McCracken Brooks Communications, Inc.
--------------------------------------------------------------------
Texas           Temerlin McClain of Texas, Inc.
--------------------------------------------------------------------
Delaware            TM Holdings, Inc.
--------------------------------------------------------------------
Partnership         Temerlin McClain LP
--------------------------------------------------------------------
New York        Bozell Worldwide, Inc.
--------------------------------------------------------------------
Delaware        Bozell Worldwide, Inc.
--------------------------------------------------------------------
Texas               Custom Production Service, Inc.
--------------------------------------------------------------------
Delaware            Bozell Worldwide Holdings, Inc.
--------------------------------------------------------------------
California          Bozell Yuguchi
--------------------------------------------------------------------
Delaware            Bozell Specialized Advertising, Inc.
--------------------------------------------------------------------
Massachusetts       McDougall Associates, Inc.
--------------------------------------------------------------------
Delaware        Poppe Tyson, Inc.
--------------------------------------------------------------------
Delaware            PTI Sub, Inc.
--------------------------------------------------------------------
California              Accent Software, Inc.
--------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Country
       of                                   COMPANY NAME
  Incorporation
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                      BOZELL WORLDWIDE HOLDINGS, INC. (DELAWARE)
                              List of Foreign Companies
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Argentina           Bozell Worldwide Holding
-----------------------------------------------------------------------------------------------
    Argentina           Bozell Vasquez
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Australia           Bozell Worldwide
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Austria            Bozell - Kobza
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Belgium            Bozell Worldwide Brussels
-----------------------------------------------------------------------------------------------
     Belgium               Lewis Gace Bozell International SA
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Brazil             Bozell Brazil
-----------------------------------------------------------------------------------------------
     Brazil             Poppe Tyson do Brasil Ltd.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     Canada             Bozell Worldwide
-----------------------------------------------------------------------------------------------
     Canada             Bozell Holdings Canada
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     France             Groupe Bozell
-----------------------------------------------------------------------------------------------
     France               FLB Pacific
-----------------------------------------------------------------------------------------------
     France               20/20 Media
-----------------------------------------------------------------------------------------------
     France               Bozell Terre-Lune
-----------------------------------------------------------------------------------------------
     France               Formes et Facons
-----------------------------------------------------------------------------------------------
     France               Bozell Iceberg
-----------------------------------------------------------------------------------------------
     France                  Golden Gate
-----------------------------------------------------------------------------------------------
     France                   Telemaque
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Hong Kong           Bozell Asia (Holding) Ltd.
-----------------------------------------------------------------------------------------------
    Hong Kong             Bozell Ltd.
-----------------------------------------------------------------------------------------------
    Hong Kong             Pope Kiernan & Black
-----------------------------------------------------------------------------------------------
    Hong Kong             CAL/Bozell Holdings Ltd.
-----------------------------------------------------------------------------------------------
      China                   CAL-Bozell Int'l. Adv. Comm.
-----------------------------------------------------------------------------------------------
    Hong Kong           Grant Advertising
-----------------------------------------------------------------------------------------------
    Hong Kong           AMF Productions
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
      Italy             BJK&E (H) Italiana, Srl.
-----------------------------------------------------------------------------------------------
      Italy               Bozell Italia
-----------------------------------------------------------------------------------------------
      Italy             Pro & Pro Srl.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      Japan               Bozell Worldwide
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     Mexico             Bozell SA de CV
-----------------------------------------------------------------------------------------------------------------
     Mexico               Artest
-----------------------------------------------------------------------------------------------------------------
     Mexico               CPV Publicidad
-----------------------------------------------------------------------------------------------------------------
     Mexico               Interimagen
-----------------------------------------------------------------------------------------------------------------
     Mexico               Bozell Healthcare
-----------------------------------------------------------------------------------------------------------------
     Mexico               Publicidad Tiempo Espacio
-----------------------------------------------------------------------------------------------------------------
     Mexico               Poppe Tyson
-----------------------------------------------------------------------------------------------------------------
     Mexico               BJK&E Internacional
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   Netherlands          Bozell Europe Holdings B.V.
-----------------------------------------------------------------------------------------------------------------
   Netherlands             Bozell BK&P
-----------------------------------------------------------------------------------------------------------------
   Netherlands             CCE b.v.
-----------------------------------------------------------------------------------------------------------------
     Belgium                   Charles Barker SCRL
-----------------------------------------------------------------------------------------------------------------
     Belgium                   Adamson Associates
-----------------------------------------------------------------------------------------------------------------
     Germany               Bozell, Jacobs Holding GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                   Borsch, Stengel, Korner Bozell GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                   Bozell Direct Friends Werbeagentur fur Direktmarketing GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                       Meditel Kommunikationsdesign GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                       PRODUKTA DIRECT Service fur Druck und Werbemittel-Production GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                       DIE SEITE: Atelier fur Gestaltung und Realisation von Katalogen GmbH
-----------------------------------------------------------------------------------------------------------------
     Germany                       Gesellschaft fur Direktmarketing-Wissen GmbH
-----------------------------------------------------------------------------------------------------------------
   Switzerland             Bozell Holdings AG
-----------------------------------------------------------------------------------------------------------------
   Switzerland                Bozell Leutenegger Krull
-----------------------------------------------------------------------------------------------------------------
  United A. E.             Bozell Prime
-----------------------------------------------------------------------------------------------------------------
      Spain             Bozell Espana
-----------------------------------------------------------------------------------------------------------------
      Spain             True North Holdings (Spain) SA
-----------------------------------------------------------------------------------------------------------------
      Spain             Bozell Worldwide SA
-----------------------------------------------------------------------------------------------------------------
      Spain             Inversiones Espana SA
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    Singapore              Bozell Advertising PTE
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     Taiwan             Bozell Taiwan
-----------------------------------------------------------------------------------------------------------------
 United Kingdom         True North Holdings (United Kingdom) Ltd.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 United Kingdom             Delaney Fletcher Bozell
-----------------------------------------------------------------------------------------------
 United Kingdom             Cyclope Productions Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom             SCW Bozell (Holdings) Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom             Bozell Media Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom             Bozell UK Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom             Lewis Gace Bozell
-----------------------------------------------------------------------------------------------
 United Kingdom             Bozell Marketing Services
-----------------------------------------------------------------------------------------------
 United Kingdom             Charles Barker BSMG PLC
-----------------------------------------------------------------------------------------------
 United Kingdom             Delaney Fletcher Delaney
-----------------------------------------------------------------------------------------------
 United Kingdom                 Bray Leino Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom         Marketing Drive
-----------------------------------------------------------------------------------------------
 United Kingdom         Keith Littlewood Associates Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom         Gibbs Associates, Ltd.
-----------------------------------------------------------------------------------------------
 United Kingdom         Banks Hoggins O'Shea Ltd.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 Poppe Tyson, Inc. (Delaware)
-----------------------------------------------------------------------------------------------
   Netherlands          Modem Media . Poppe Tyson (Europe) B.V.
-----------------------------------------------------------------------------------------------
 United Kingdom                 Poppe Tyson (Europe) Ltd.
-----------------------------------------------------------------------------------------------
    Hong Kong                  Modem Media . Poppe Tyson
                                  (Hong Kong) Ltd.
-----------------------------------------------------------------------------------------------
     Canada                     Modem Media . Poppe Tyson, Inc.
-----------------------------------------------------------------------------------------------